                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                       THE TAX-EXEMPT FUND OF CALIFORNIA

                                     Part B
                      Statement of Additional Information

                                November 1, 2002
                         (as amended September 9, 2003)


This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Fund of California (the "fund" or "TEFCA") dated November 1, 2002. The prospectus may be obtained from your investment dealer or financial adviser or by writing to the fund at the following address:

                    The American Funds Tax-Exempt Series II
                       The Tax-Exempt Fund of California
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .       10
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       20
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       29
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       32
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Shareholder Account Services and Privileges . . . . . . . . . . . .       36
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       39
General Information . . . . . . . . . . . . . . . . . . . . . . . .       40
Class A Share Investment Results and Related Statistics . . . . . .       42
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       44
Financial Statements




                   The Tax-Exempt Fund of California - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and California income taxes.
..    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.
..    The fund will invest at least 65% of its assets in debt securities rated
     BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or unrated but determined to be of equivalent quality.
..    The fund may invest up to 20% of its assets in straight debt securities rated BB or below by S&P or Ba or below by Moody's or unrated but determined to be of equivalent quality.
..    The fund will invest substantially in securities with maturities in excess of three years.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.


                   The Tax-Exempt Fund of California - Page 2

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


                   The Tax-Exempt Fund of California - Page 3

MUNICIPAL LEASE OBLIGATIONS - The fund may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the Investment Adviser. In determining whether these securities are liquid, the Investment Adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


INSURED MUNICIPAL BONDS - The fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of the fund's shares.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.


CASH AND CASH EQUIVALENTS - These include, but are not limited to: (i) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (ii) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (iii) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (iv) tax-exempt variable rate debt issued by municipal conduits for corporate obligors, and (v) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.



RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS - Because the fund invests primarily in securities issued by the State of California (the "State"), its agencies and municipalities, the fund is more susceptible to developments adversely affecting issuers of California securities than a municipal bond fund that does not concentrate its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to California debt obligations. Certain information is drawn from official statements relating to securities offerings of the State and various local agencies in California, available as of the date of this Registration Statement.


California's economy and general financial condition affect the ability of State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. For example, events such as the State's recent energy crisis and budgetary problems combined with a decrease in tax revenues and an overall slowdown in the economy may adversely impact the fund. Such events can negatively impact the State's credit rating, make it more expensive for the State to borrow money, and impact municipal issuers' ability to pay their obligations.


California is the most populous state in the nation with a diverse economy. Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets. The State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.


Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of municipal issuers to pay their obligations.


Events, such as economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers may have an adverse impact on the fund. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limits ad valorem taxes on real property and restricts local taxing entities' ability to raise real property taxes) and 218 (limits local governments' ability to impose "property related" fees, assessments and taxes) have constrained local governments' ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.


In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the State's economy.





U.S. COMMONWEALTH OBLIGATIONS - The fund may invest in obligations of the commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments affecting any commonwealth may, in turn, affect negatively the value of the fund's holdings in such obligations.


SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX - The fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax; therefore, while the fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to


                  The Tax-Exempt Fund of California - Page 5 sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to price volatility only when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


                  The Tax-Exempt Fund of California - Page 6

The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


CONCENTRATION OF INVESTMENTS - The fund will invest more than 25% of its assets in municipal obligations of issuers located in the same state. This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price also may increase. The fund may invest more than 25% of its assets in industrial development bonds.


PRIVATE PLACEMENTS - Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


There is no current intent to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


                  The Tax-Exempt Fund of California - Page 7

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended ("1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:

 1. Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

 2. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

 3. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

 4. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 5. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

 6. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

7. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

8.   Invest in companies for the purpose of exercising control or management;


                  The Tax-Exempt Fund of California - Page 8

9. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

10. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

11. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. government obligations are not considered to be part of any industry.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal and California income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal and California income tax.


For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For purposes of Investment Restriction #9, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


     The fund may not:

     (a) invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

     (b) invest more than 15% of its value of its net assets in illiquid securities.

     (c) invest in securities of other investment companies, except as permitted by the 1940 Act, as amended.


                  The Tax-Exempt Fund of California - Page 9

                             MANAGEMENT OF THE FUND

 BOARD OF TRUSTEES AND OFFICERS

                                    YEAR FIRST                                       NUMBER OF BOARDS
                        POSITION     ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE    A TRUSTEE      PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH             HELD
     NAME AND AGE         FUND    OF THE FUND/1/            PAST 5 YEARS              TRUSTEE SERVES             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       1999        Corporate Director and author;           14            Carnival Corporation
 Jr.                                               former United States
 Age: 68                                           Ambassador
                                                   to Spain; former Vice
                                                   Chairman,
                                                   Knight Ridder, Inc.; former
                                                   Chairman and Publisher, The
                                                                           ---
                                                   Miami
                                                   -----
                                                   Herald
                                                   ------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee       1986        Private investor; former                 19            Ducommun Incorporated;
 Christie                                          President                                              IHOP Corporation;
 Age: 69                                           and Chief Executive Officer,                           Southwest Water Company;
                                                   The                                                    Valero L.P.
                                                   Mission Group (non-utility
                                                   holding
                                                   company subsidiary of Southern
                                                   California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee       1994        CEO and President, The Earth             12            Allegheny Technologies;
 Age: 53                                           Technology Corporation                                 BF Goodrich;
                                                   (international consulting                              Teledyne Technologies
                                                   engineering)
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Trustee       1989        Managing Director, Senior                16            None
 Age: 67                                           Resource Group LLC
                                                   (development
                                                   and management of senior
                                                   living
                                                   communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee       1994        President, Fuller Consulting             14            None
 Age: 56                                           (financial management
                                                   consulting
                                                   firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee       1991        Chairman and CEO, AECOM                  13            Southwest Water Company
 Age: 67                                           Technology Corporation
                                                   (engineering, consulting and
                                                   professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee       1999        Principal, The Sanchez Family            12            None
 Age: 59                                           Corporation dba McDonald's
                                                   Restaurants (McDonald's
                                                   licensee)
-----------------------------------------------------------------------------------------------------------------------------------




                  The Tax-Exempt Fund of California - Page 10

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST              PAST 5 YEARS AND
                                         ELECTED                 POSITIONS HELD              NUMBER OF BOARDS
                         POSITION       A TRUSTEE           WITH AFFILIATED ENTITIES          WITHIN THE FUND
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER      COMPLEX/2/ ON WHICH
    NAME AND AGE           FUND       OF THE FUND/1/              OF THE FUND                 TRUSTEE SERVES
-----------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------
 Don R. Conlan         Trustee             1996        President (retired), The Capital              7
 Age: 66                                               Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    President,          1986        Senior Vice President and Trustee,           12
 Age: 72               Principal                       Capital Research and
                       Executive                       Management Company
                       Officer and
                       Trustee
-----------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Chairman of         1986        Executive Vice President and                 17
 Age: 53               the Board                       Director, Capital Research and
                                                       Management Company; Director,
                                                       American Funds Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE               BY TRUSTEE
---------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
---------------------------------------------------
 Don R. Conlan         None
 Age: 66
---------------------------------------------------
 Abner D. Goldstine    None
 Age: 72
---------------------------------------------------
 Paul G. Haaga, Jr.    None
 Age: 53
---------------------------------------------------




                  The Tax-Exempt Fund of California - Page 11

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND             OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Neil L. Langberg       Senior Vice President          1986          Vice President - Investment Management Group, Capital
 Age: 49                                                             Research
                                                                     and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer          Vice President             1994          Vice President and Secretary, Capital Research and Management
 Age: 47                                                             Company; Secretary, American Funds Distributors, Inc.*;
                                                                     Director, Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 David A. Hoag              Vice President             1999          Senior Vice President, Capital Research Company*
 Age: 37
-----------------------------------------------------------------------------------------------------------------------------------
 Edware B. Nahmias          Vice President             2001          Vice President and Director, Capital Research Company*
 Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams            Secretary                1986          Vice President - Fund Business Management Group, Capital
 Age: 54                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,            Treasurer                1993          Vice President - Fund Business Management Group, Capital
 Jr.                                                                 Research and Management Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick     Assistant Secretary           1994          Assistant Vice President - Fund Business Management Group,
 Age: 38                                                             Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman       Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 32                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.
1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET - 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Tax-Exempt Fund of California - Page 12

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie          Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                $ 1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton             $ 50,001 - $100,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller             $ 1 - $10,000            $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman            $ 1 - $10,000                Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez              $ 1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------
 Don R. Conlan                 $ 1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine           $10,001 - $50,000            Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             Over $100,000              Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group Companies, Inc.
  retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2002

No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $1,500, $1,500 and $3,000, respectively, to Trustees who are not affiliated with the Investment Adviser, plus $210 for each Board of Trustees meeting attended; $2,520 per Contracts Committee meeting attended; and $1,000 per Audit and Nominating Committee meeting attended. Certain of the fund's Trustees may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating in the meetings.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.


                  The Tax-Exempt Fund of California - Page 13

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                FROM THE TRUST             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Richard G. Capen                $2,798/3/                        $ 95,490/3/
------------------------------------------------------------------------------------------
 Frederick H.                    $2,798/3/                        $218,990/3/
 Christie
------------------------------------------------------------------------------------------
 Diane C. Creel                  $3,130/3/                        $ 53,955/3/
------------------------------------------------------------------------------------------
 Martin Fenton                   $3,130/3/                        $199,955/3/
------------------------------------------------------------------------------------------
 Leonard R. Fuller               $2,798/3/                        $116,573/3/
------------------------------------------------------------------------------------------
 Richard G. Newman               $3,130                           $132,455
------------------------------------------------------------------------------------------
 Frank M. Sanchez                $3,130                           $ 53,955
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Trustees is as follows: Richard G. Capen, Jr. ($6,758), H. Frederick Christie ($5,638), Diane C. Creel ($4,745), Martin Fenton ($8,779) and Leonard R. Fuller ($7,542). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

As of October 1, 2002, the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF TRUSTEES

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 30, 1986. All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws.


Massachusetts common law provides that a Trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a Trustee in accordance with that fiduciary duty. Generally, a Trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares including Classes A, B, C, F and R-5. Class R-5 shares are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


                  The Tax-Exempt Fund of California - Page 14

The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF TRUSTEES

The fund has an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Trustees. Two Audit Committee meetings were held during the 2002 fiscal year.


The fund has a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. One Contracts Committee meeting was held during the 2002 fiscal year.


The fund has a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates candidates for independent trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for


                  The Tax-Exempt Fund of California - Page 15 consideration of his or her name by the Committee. One Nominating Committee meeting was held during the 2002 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Trustees evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meeting, the Committee reviewed and considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, financial results of the Investment Adviser, and comparative data for other mutual funds.


In reviewing the quality of services provided to the fund, the Committee noted that during 2001, the fund's results slightly lagged many of the funds in its peer group but were slightly above the median for the five- and ten- year periods ended December 31, 2001. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses over various periods as a percentage of its


                  The Tax-Exempt Fund of California - Page 16 average net assets were highly favorable in relation to its peer group. The Committee also discussed steps taken by the Investment Adviser to control overall expenses during a period of market uncertainty and reviewed various scenarios involving variables in sales, redemptions, markets and expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The Investment Adviser receives a fee at an annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $640 million and gross investment income levels of 4%, 5%, 6%, 7% and 8% management fees would be 0.34%, 0.37%, 0.40%, 0.43% and 0.46%, respectively.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended August 31, 2002, the Investment Adviser received $1,148,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $791,000 (based on a percentage of the fund's gross income as expressed above), for a


                  The Tax-Exempt Fund of California - Page 17 total fee of $1,939,000. For the fiscal years ended 2001 and 2000, management fees paid by the fund amounted to $1,646,000 and $1,442,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and R-5 shares will continue in effect until May 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C, F and R-5 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C, F and R-5 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of the fund's Class C and F shares. Administrative services fees paid for Class C and F shares for the fiscal period ended 2002 were $16,000 and $7,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


                  The Tax-Exempt Fund of California - Page 18

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION

                                                               OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2002             $372,000           $1,420,000
                                                  2001             $203,000           $  746,000
                                                  2000             $124,000           $  474,000
                 CLASS B                          2002             $ 62,000           $  338,000
                                                  2001             $ 23,000           $  124,000
                                                  2000             $  6,000           $   38,000
-----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its average daily net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its average daily net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments


                  The Tax-Exempt Fund of California - Page 19 and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2002 fiscal year, the fund paid or accrued $1,237,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares; $82,000 for Class B shares; $106,000 for Class C shares; and $9,000 for Class F shares. As of August 31, 2002, accrued and unpaid distribution expenses under the Plans for Class A shares, Class B shares, Class C and Class F shares were $203,000, $13,000, $19,000 and $2,000, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires the fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by the fund is believed to be free from regular federal income tax. However, the Code imposes limitations on the use and investment of the


                  The Tax-Exempt Fund of California - Page 20 proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


As long as a fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For a fund to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California corporate income or franchise tax.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS - By meeting certain requirements of the Code, the fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS - The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in the fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION - Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless will be taxable to the shareholder to the extent it consists of ordinary income or


                  The Tax-Exempt Fund of California - Page 21 capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which may be taxable to them, in whole or in part.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. Generally, the gain or loss realized will be capital gain or loss and will be long-term or short-term, generally depending on how long the shareholder held the shares.


Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the fund on those shares.


All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


If a shareholder redeems shares in the fund, and then reinvests the sales proceeds in the fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in the fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


                  The Tax-Exempt Fund of California - Page 22

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                  The Tax-Exempt Fund of California - Page 23

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing


                  The Tax-Exempt Fund of California - Page 24 plans. In addition, the fund is only offered in California and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class F shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                             FUND NUMBERS
                                                ----------------------------------------
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/SM/  . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/(R)/  . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                  The Tax-Exempt Fund of California - Page 25

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more . . . . . . . .                                   none       none      see below
--------------------------------------------------------------------------------------------------------



                  The Tax-Exempt Fund of California - Page 26

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current and retired registered investment advisers, with respect to accounts established while active, registered with the Principal Underwriter, or full-time employees (and their spouses, parents, and children) of registered investment advisers registered with the Principal Underwriter and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;


                  The Tax-Exempt Fund of California - Page 27

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


                  The Tax-Exempt Fund of California - Page 28

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases,


                  The Tax-Exempt Fund of California - Page 29 if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your


                  The Tax-Exempt Fund of California - Page 30 spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     .endowments or foundations established and controlled by you or your immediate family.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested


                  The Tax-Exempt Fund of California - Page 31 less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A shares, (ii) six years of the initial purchase in the case of Class B shares, or (iii) one year of the initial purchase in the case of Class C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(5) The following types of transactions, if together they do not exceed 12% of the value of an account annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the


                  The Tax-Exempt Fund of California - Page 32 terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


                  The Tax-Exempt Fund of California - Page 33

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets. The fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's Investment Adviser. The Board receives regular reports describing fair valued securities and the methodologies used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security and size of the holding, the existence of contractual or legal restrictions on resale, any relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If events occur after the close of a market (and before the close of the New York Stock Exchange, when these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices will be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.


                  The Tax-Exempt Fund of California - Page 34

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     --Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     --Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     --You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     --Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.


                  The Tax-Exempt Fund of California - Page 35

     --    Checks must be made payable to the registered shareholder(s).

     -- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     --You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     --You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account.


                  The Tax-Exempt Fund of California - Page 36

To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the following business day.
 However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based


                  The Tax-Exempt Fund of California - Page 37 programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - You may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
 However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need


                  The Tax-Exempt Fund of California - Page 38 your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                  The Tax-Exempt Fund of California - Page 39

Brokerage   commissions  paid  on  portfolio   transactions,   including  dealer
concessions on underwritings, if applicable, for the fiscal years ended 2002, 2001 and 2000, amounted to $518,000, $610,000 and $182,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $89,000 for Class A shares and $2,000 for Class B shares for the 2002 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Trustees who are not interested persons (as defined under the 1940 Act) of the fund. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not currently provide legal services to the fund's investment adviser or any of its affiliates. The selection of the fund's "independent legal counsel" will be determined annually by the independent Trustees of the fund as prescribed by the 1940 Act and the rules thereunder.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is


                  The Tax-Exempt Fund of California - Page 40 located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


PERSONAL INVESTING POLICY - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
     MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $16.54
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $17.18



                  The Tax-Exempt Fund of California - Page 41

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 3.64% based on a 30-day (or one month) period ended August 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended August 31, 2002 were 0.71%, 4.94% and 5.99%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended August 31, 2002 were 4.66%, 5.74% and 6.39%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F and R-5 shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


                  The Tax-Exempt Fund of California - Page 42

The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 44.3% for the 30-day (or one month) period ended August 31, 2002 was 6.54%.


                  The Tax-Exempt Fund of California - Page 43

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                  The Tax-Exempt Fund of California - Page 44

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."


                  The Tax-Exempt Fund of California - Page 45

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                  The Tax-Exempt Fund of California - Page 46





The Tax-Exempt Fund of California
Investment portfolio, August 31, 2002



                                                                                                   Principal               Market
                                                                                                      amount                value
                                                                                                       (000)                (000)

Fixed-income securities  -  92.15%

G.O. Bonds:
 5.00% 2014                                                                                           $1,500               $1,603
 5.00% 2017                                                                                            3,000                3,116
 6.00% 2018                                                                                            1,500                1,762
 5.00% 2021                                                                                            2,500                2,542
 Ref. Bonds, 5.25% 2013                                                                                1,250                1,393
 Veterans G.O. Bonds:
  Series BG, 4.95% 2010                                                                                1,175                1,277
  Series BH, AMT, 5.35% 2013                                                                           6,000                6,317
  Series BL, AMT, 4.95% 2007                                                                           1,000                1,083
 XLCA-ICR insured, 5.00% 2014                                                                          2,000                2,148
Educational Facs. Auth.:
 Rev. Bonds:
  California Institute of Technology, Series 1998, 4.50% 2027                                          2,500                2,360
  University of San Francisco, Series 1996, MBIA insured, 5.70% 2011                                   1,190                1,400
  Stanford University, Series N, 5.20% 2027                                                            1,500                1,533
 Ref. Rev. Bonds, Stanford University, Series R, 5.00% 2021                                            4,000                4,126
Health Facs. Fncg. Auth., Hospital Rev. Bonds:
 Catholic Healthcare West, Series 1998A:
  5.00% 2006                                                                                           1,500                1,589
  5.00% 2007                                                                                           1,000                1,061
  5.25% 2008                                                                                           1,750                1,860
 Downey Community Hospital, Series 1993:
  5.625% 2008                                                                                          2,000                2,055
  5.75% 2015                                                                                           3,995                4,031
 Kaiser Permanente, Rev. Bonds, Series 1998B, 5.25% 2013                                               2,000                2,107
 Little Co. of Mary Health Services, Series 1998, AMBAC insured:
  5.00% 2010                                                                                           2,170                2,411
  5.00% 2013                                                                                           1,125                1,215
Housing Fin. Agcy.:
 Single-family Mortgage Bonds, AMT:
  Series 1995B-2, AMBAC insured, 5.70% 2007                                                            1,355                1,444
  Series 1997B-3, MBIA insured, 5.10% 2012                                                               610                  649
 Single-family Mortgage Rev. Bonds:
  Series 1997C-1, Class III, MBIA insured, 5.05% 2011                                                  1,000                1,037
  Series 1998C-4, Class I, FHA insured, 4.90% 2004                                                     1,765                1,856
Infrastructure and Econ. Dev. Bank Clean Water State Revolving Fund Rev. Bonds, Series 2002:
 5.00% 2012                                                                                            1,000                1,120
 5.00% 2015                                                                                            2,000                2,164
 5.00% 2016                                                                                            1,500                1,609
Pollution Control Fncg. Auth., Solid Waste Disposal Ref. Rev. Bonds, AMT:
 Keller Canyon Landfill Co. Project, BFI Corp., Guarantee, Series 1992, 5.80% 2016                     5,000                4,582
 USA Waste Services, Inc. Project, Series 1998A, 5.10% 2018 (put 2008)                                 4,000                4,004
Public Works Board:
 Lease Rev. Bonds, Dept. of Corrections State Prisons:
  Imperial County, Series 1991A, 6.50% 2017                                                            1,000                1,222
  Lassen County (Susanville), Series 1993D, FSA insured, 5.25% 2015                                    2,000                2,256
 Lease Rev. Ref. Bonds, Dept. of Corrections:
  State Prison - Monterey County, Series 1998C, 5.25% 2007                                             2,000                2,247
  Various State Prisons, Series 1993A, AMBAC insured, 5.25% 2013                                       1,000                1,134
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds (Mortgage-Backed
 Securities Program), AMT:
 Series 1995B, 7.75% 2026                                                                                670                  697
 Series 1996A, 7.75% 2027 (1)                                                                            485                  529
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
  Series 1998A-1, AMT, 5.05% 2025 (put 2008)                                                           5,300                5,614
  Series 1998A-3, 5.10% 2025 (put 2010)                                                                5,000                5,292
  Series 1998A-4, 5.25% 2025 (put 2013)                                                                1,500                1,572
 Catholic Healthcare West, Cert. of Part., Series 1999A, 6.50% 2020                                    6,645                7,083
 Citrus Valley Health Partners, Inc., Cert. of Part., MBIA insured, 5.50% 2011                         1,000                1,138
 Hospital Rev. Cert. of  Part., Cedars-Sinai Medical Center, Series 1992, 6.50% 2012                   5,900                6,833
 The Internext Group, Cert. of Part.:
  5.375% 2017                                                                                          6,375                6,435
  5.375% 2030                                                                                          2,000                1,910
 Multi-family Housing Rev. Ref. Bonds (Equity Residential/Parkview Terrace Club Apartments)
 , Issue 1999B, 5.20% 2029 (put 2009)                                                                  2,100                2,268
 Special Fac. Rev. Bonds (United Air Lines, Inc.-San Francisco International Airport
 Terminal Projects), Series 2000A, AMT, 5.70% 2034 (put                                                2,400                  480
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds, Series W,
 5.50% 2017                                                                                            1,000                1,104
County of Alameda, Ref. Cert. of Part., Series 2001A, MBIA insured, 5.375% 2015                        1,000                1,115
Alameda Corridor Transportation Auth., Tax-Exempt Senior Lien Rev. Bonds, Series 1999A,
 MBIA insured, 5.125% 2018                                                                             1,000                1,058
Alta Loma School Dist. (San Bernardino County), G.O. Bonds, 1999 Election, Series A,
 FGIC insured,  0% 2021                                                                                2,500                  969
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim Public Improvement Project),
 FSA insured:
 Senior Lease Rev. Bonds, Series 1997A, 6.00% 2024                                                     1,500                1,751
 Subordinate Lease Rev. Bonds, Series 1997C:
  0% 2018                                                                                              5,400                2,523
  0% 2022                                                                                              2,000                  722
Antelope Valley Healthcare Dist. Insured Ref. Rev. Bonds, Series 1997A, FSA insured,
  5.20% 2017                                                                                           5,000                5,312
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated
 Series B, AMBAC insured, 5.70% 2010                                                                   1,340                1,444
Association of Bay Area Governments, Fin. Auth for Nonprofit Corps:
 Cert. of Part.:
  Episcopal Homes Foundation, Series 1997A, 5.25% 2007                                                 1,400                1,413
  Stanford University Hospital, Series 1993:
   5.75% 2005 (escrowed to maturity)                                                                   1,240                1,396
   5.50% 2013 (preref. 2005)                                                                           1,500                1,677
 Ref. Rev. Cert. of Part:
  American Baptist Homes Foundation, Series 1998A, 6.10% 2017                                          3,705                3,662
  American Baptist Homes of the West Facs. Project, Series 1997B:
   5.75% 2017                                                                                          1,500                1,431
   6.20% 2027                                                                                          3,000                2,875
  Episcopal Homes Foundation, Series 1998:
   5.00% 2009                                                                                          4,600                4,846
   5.125% 2018                                                                                         1,215                1,211
 Rev. Bonds (San Diego Hospital Association), Series 2001A:
  5.50% 2009                                                                                           6,800                7,294
  6.125% 2020                                                                                          2,000                2,084
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2001D,
 5.125% 2015                                                                                           4,000                4,320
Berkeley Unified School Dist., Alameda County, G.O. Bonds, Series 1992G, FGIC
 insured, 5.00% 2018                                                                                   1,540                1,594
Beverly Hills United School Dist. (Los Angeles County), G.O. Bonds, Election
 of 2002, Series A:
 5.375% 2017                                                                                           1,000                1,102
 5.00% 2022                                                                                            1,500                1,541
Redev. Agcy. of the City of Burbank (Golden State Redev. Project), Tax
 Allocation Bonds, Series 1993A:
 6.00% 2013                                                                                            1,500                1,563
 6.00% 2023                                                                                            1,000                1,034
 6.25% 2024                                                                                            1,420                1,474
Burbank Unified School Dist. (Los Angeles County), G.O. Bonds, 1997 Election,
 Series C, FGIC insured, 0% 2017                                                                       4,825                2,404
Cabrillo Community College Dist., Santa Cruz County, Election of 1998 G.O. Bonds,
 Series B, FGIC insured, 0% 2016                                                                       1,500                  795
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds:
 6.625% 2023                                                                                             815                  826
 6.70% 2030                                                                                            3,750                3,800
Central California Joint Powers Health Fncg. Auth., Cert. of Part. (Community
 Hospitals of Central California Project):
 Series 2000, 6.00% 2020                                                                               1,000                1,049
 Series 2001:
  6.00% 2015                                                                                           1,000                1,085
  5.625% 2021                                                                                          1,000                1,015
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson
 Ice-Gen Project), Series 1993:
 6.00% 2009                                                                                            1,000                1,034
 6.10% 2013 (preref. 2003)                                                                             1,000                1,059
 6.20% 2020 (preref. 2003)                                                                             1,500                1,590
Central Valley School Districts Fncg. Auth. (School Dist. G.O. Bond Ref. Program),
 1998 Rev. Bonds, Series A, MBIA insured, 6.25% 2011                                                   1,000                1,206
Chaffey Community College Dist., San Bernardino County, G.O. Bonds, Series
 2002A, FSA insured, 5.25% 2016                                                                        1,620                1,785
City of Chino Hills, Special Tax Bonds:
 Community Facs. Dist. No. 9 (Rincon Village Area), Series 1998, 6.45% 2023                              400                  407
 Community Facs. Dist. No. 10 (Fairfield Ranch), 6.95% 2030                                            2,000                2,130
City of Commerce, Community Dev. Commission, Redev. Project No. 1,
 Subordinate Lien Tax Allocation Ref. Bonds, Series 1997B, 5.50% 2008                                  1,000                1,073
East Bay Municipal Utility Dist. (Alameda and Contra Costa Counties), Water System
 Subordinated Rev. Bonds, Series 2001, 5.25% 2016                                                      7,000                7,595
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
 Series 1999 Special Tax Bonds, 6.125% 2016                                                              995                1,041
Escondido Union School Dist., G.O. Bonds, Election of 2002 (San Diego County),
 Series A, FSA insured, 5.25% 2017                                                                     2,015                2,191
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999:
 6.20% 2011                                                                                            1,475                1,569
 7.00% 2024                                                                                            1,000                1,065
City of Fontana, Community Facs., Special Tax Bonds:
 Dist. No. 12 (Sierra Lakes),  Series 1999, 6.50% 2015                                                 1,105                1,186
 Dist. No. 14 (Parkway Phase II), Series 2002, 6.30% 2032                                              4,000                4,077
Foothill-De Anza Community College Dist., Santa Clara County, Election of 1999
 G.O. Bonds, Series A, MBIA insured, 0% 2019                                                           5,555                2,455
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds, Series
 1995A, 6.00% 2016 (preref. 2010)                                                                      1,000                1,186
City of Fullerton, Community Facs. Dist. No. 1 (Amerige Heights), Special
 Tax Bonds, Series 2002:
 6.10% 2022                                                                                            1,000                1,009
 6.20% 2032                                                                                            2,500                2,526
Fullerton School Dist.:
 Orange County, G.O. Bonds, 2002 Election, Series A, FGIC insured:
  5.375% 2017                                                                                          2,340                2,567
  0% 2020                                                                                              3,105                1,285
 Community Facs. Dist. No. 2001-1, 2001 Special Tax Bonds, 6.375% 2031                                 3,000                3,075
Golden West Schools Fncg. Auth., 1999 Rev. Bonds (School Dist. G.O. Bonds
 Ref. Program), Series A, MBIA insured, 0% 2018                                                        2,750                1,291
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds,
 MBIA insured, 5.00% 2018                                                                              2,000                2,080
City of Irvine, Limited Obligation Improvement Bonds:
 Assessment Dist. No. 95-12, Group Three, 5.50% 2021                                                   1,000                  985
 Assessment Dist. No. 00-18, Group Two:
  5.10% 2016                                                                                           1,730                1,717
  5.60% 2022                                                                                           2,500                2,509
  5.70% 2026                                                                                           2,750                2,751
City of Long Beach:
 Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific Project),
 Series 2001, AMBAC insured, 5.50% 2016                                                                4,380                4,867
 Fncg. Auth. Rev. Bonds, Series 1992, AMBAC insured, 6.00% 2017                                          750                  899
 Harbor Rev. Bonds, AMT:
  Series 1993, 5.125% 2018                                                                             1,000                1,015
  Series 2000A, FGIC insured, 5.75% 2013                                                               2,500                2,802
City of Los Angeles:
 G.O. Bonds, Series 2001A, MBIA insured, 5.00% 2018                                                    3,000                3,152
 Harbor Dept. Rev. Bonds:
  Series 1988, 7.60% 2018 (escrowed to maturity)                                                       1,750                2,280
  Series 1996B, AMT, 6.00% 2013                                                                        5,980                6,731
 Multi-family Housing Rev. Bonds (GNMA Collateralized - Ridgecroft Apartments
 Project), Series 1997E, AMT, 6.125% 2027                                                              2,005                2,107
 State Building Auth., Lease Rev. Bonds (Dept. of General Services Lease),
 Series 1999A, 5.40% 2015                                                                              1,000                1,080
 Dept. of Water and Power:
  Power System Rev. Bonds, Series 2001A, Subseries A-1, 5.25% 2015                                     7,500                8,195
  Water System Rev. Bonds, Series 2001A, 5.125% 2032                                                   1,000                1,007
County of Los Angeles:
 Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), Series 1993A:
  6.25% 2003                                                                                             595                  612
  6.50% 2008                                                                                           6,000                6,245
 Los Angeles Community College Dist., G.O. Bonds, 2001 Election, Series
 A, 5.50% 2016                                                                                         4,500                4,993
 Metropolitan Transportation Auth., Proposition A First Tier Senior Sales
 Tax Rev. Ref. Bonds, FSA insured:
  Series 1999A, 5.00% 2019                                                                             2,250                2,342
  Series 2001B:
   5.25% 2015                                                                                          1,500                1,651
   5.25% 2017                                                                                          3,530                3,830
Los Angeles Unified School Dist., 2002 G.O. Ref. Bonds, MBIA insured, 5.75% 2015                       1,000                1,177
Metropolitan Water Dist. of Southern California:
 Waterworks G.O. Ref. Bonds, Series 2001B:
  5.25% 2016                                                                                           3,530                3,861
  5.25% 2018                                                                                           2,000                2,161
 Water Rev. Bonds, 1997 Authorization, Series A, MBIA insured, 5.00% 2026                              2,500                2,510
 Water Rev. Ref. Bonds, Series 2001A:
  5.375% 2013                                                                                          4,000                4,512
  5.00% 2029                                                                                           1,000                1,004
Northern California Power Agcy., Geothermal Project Number 3 Special Rev.
 Bonds, 1993 Ref. Series A (escrowed to maturity):
 5.60% 2006                                                                                            1,000                1,134
 5.65% 2007                                                                                            1,025                1,182
Tobacco Securitization Auth. of Northern California, Tobacco Settlement
 Asset-Backed Bonds (Sacramento County Tobacco Securitization Corp.):
 Series 2001A:
  5.25% 2027                                                                                           5,835                5,885
  5.25% 2031                                                                                           1,000                  954
 Series 2001B, 5.00% 2028                                                                              3,500                3,318
Oak Park Unified School Dist., Ventura County, G.O. Bonds, Series 2000
 Election of 1977, FSA insured, 0% 2015                                                                2,300                1,314
Port of Oakland, Rev. Bonds, FGIC insured:
 Series 2000K, AMT:
  5.25% 2007                                                                                           2,000                2,234
  5.75% 2014                                                                                           1,500                1,662
 Series 2002M, 5.25% 2015                                                                              2,135                2,363
County of Orange:
 Community Facs. Dist. (Ladera Ranch) Special Tax Bonds:
  No. 1999-1, Series 1999A, 6.70% 2029                                                                 1,000                1,072
  No. 2000-1, Series 2000A:
   6.20% 2023                                                                                          1,780                1,826
   6.25% 2030                                                                                          1,800                1,844
  No. 2001-1, Series 2002A, 6.00% 2032                                                                 2,400                2,432
 Limited Obligation Improvement Bonds, Irvine Coast Assessment Dist. No. 88-1,
 Series 1998A, 5.25% 2009                                                                                900                  926
 Local Transportation Auth., First Senior Fixed-Rate Bonds:
  AMBAC insured, 5.00% 2011                                                                            2,000                2,230
  MBIA insured, 6.00% 2009                                                                             1,500                1,766
 Recovery Cert. of Part., Series 1996A, MBIA insured, 6.00% 2008                                       1,500                1,766
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds, Series 1999A,
 FSA insured, 5.375% 2011                                                                              1,600                1,803
Orange County Water Dist., Rev. Cert. of Part., Series 1999A, 5.25% 2022                               1,960                2,042
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center),
 Limited Obligation Ref. Bonds:
 5.60% 2005                                                                                            2,715                2,828
 5.70% 2006                                                                                            1,120                1,164
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds, Series
 1993A, 6.15% 2012                                                                                     6,515                6,788
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
 Special Tax Ref. Bonds, Series 1998:
 6.50% 2008                                                                                            1,000                1,117
 6.50% 2009                                                                                            1,320                1,482
 6.50% 2010                                                                                            1,715                1,911
 6.75% 2015                                                                                            2,050                2,244
Poway Unified School Dist., Community Facs. Dist. No. 1, Series 1998
 Special Tax Bonds, MBIA insured, 5.00% 2010                                                           1,000                1,106
Commonwealth of Puerto Rico:
 Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000:
  5.75% 2009                                                                                           2,000                2,187
  5.75% 2020                                                                                           6,615                6,953
 Electric Power Auth., Rev. Ref. Bonds, Series KK, 5.00% 2010                                          1,000                1,093
 Infrastructure Fncg. Auth., Special Obligation Bonds, Series 2000A, 5.50% 2032                        2,500                2,677
 Ports Auth., Special Facs. Rev. Bonds (American Airlines, Inc. Project),
 Series 1996A, AMT, 6.25% 2026                                                                         1,000                  680
 Public Fin. Corp. (Commonwealth Appropriation Bonds), Series 2001E, 6.00% 2026                        2,000                2,306
 Public Improvement Ref. G.O. Bonds, Series 1998B, MBIA insured, 5.75% 2009                            4,575                5,324
City of Riverside, Electric Rev. Bonds, Issue of 2001, FSA insured, 5.25% 2015                         1,000                1,104
Riverside County Public Fncg. Auth., Cert. of Part., Air Force Village
 West, Inc., 5.40% 2009                                                                                  950                  988
City of Roseville, Special Tax Bonds:
 Highland Reserve North Community Facs. Dist. No. 1,  Series 1999:
  6.00% 2011                                                                                             995                1,079
  6.30% 2025                                                                                           1,000                1,027
 North Roseville Community Facs. Dist. No. 1,  Series 1998, 5.20% 2007                                 1,560                1,575
 Woodcreek West Community Facs. Dist. No. 1,  Series 1999:
  6.50% 2015                                                                                           1,000                1,080
  6.70% 2025                                                                                           2,750                2,901
City of Sacramento Fncg. Auth:
 2001 Capital Improvement Rev. Bonds, Series A (Water and Capital
 Improvement Projects), AMBAC insured:
  5.50% 2015                                                                                           2,000                2,233
  5.50% 2016                                                                                           5,435                6,025
 City Hall and Redev. Projects, 2002 Rev. Bonds, Series A, 5.25% 2016                                  2,000                2,197
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds (Procter
 & Gamble Project), Series 1995:
 7.00% 2005                                                                                            1,700                1,892
 6.375% 2010                                                                                           1,600                1,721
 6.375% 2010 (preref. 2005)                                                                            1,085                1,249
 6.50% 2014 (preref. 2005)                                                                             1,000                1,155
 6.50% 2021 (preref. 2005)                                                                             4,000                4,619
Sacramento Municipal Utility Dist:
 Electric Rev. Bonds, Series 1997K, AMBAC insured, 5.70% 2017                                          2,500                2,915
 Electric Rev. Ref. Bonds:
  Series 2001O, MBIA insured, 5.25% 2015                                                               1,280                1,401
  Series 2002Q, FSA insured, 5.25% 2017                                                                1,000                1,088
Sacramento Power Auth., Cogeneration Project Rev. Bonds, Series 1995,
6.00% 2003                                                                                             1,500                1,549
County of Sacramento:
 Airport System PFC and Subordinated Rev. Ref. Bonds, Series 1998B,
 FGIC insured, 5.00% 2026                                                                              3,000                3,018
 Airport System Ref. Rev. Bonds, Series B, AMT, FSA insured:
  5.25% 2015                                                                                           1,115                1,196
  5.25% 2016                                                                                           1,170                1,243
 Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
 Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
  6.00% 2012                                                                                             880                  952
  6.10% 2013                                                                                             665                  719
  6.30% 2021                                                                                             500                  522
 Single-family Mortgage Rev. Bonds (GNMA Mortgage-Backed Securities
 Program), Issue A of 1987, AMT, 9.00% 2019 (escrowed to maturity)                                     1,500                2,257
County of San Bernardino Housing Auth.:
 Multi-family Housing Rev. Bonds (Fannie Mae Program - Villa Serena
 Project), Series 1985, 4.95% 2007                                                                       900                  929
 Multi-family Housing Rev. Ref. Bonds (Equity Residential/Redlands Lawn and
 Tennis Apartments), Issue 1999A, 5.20% 2029 (put 2009)                                                1,000                1,015
San Bernardino Joint Powers Fin. Auth., 2002 Tax Allocation Ref. Bonds, 6.625% 2026                    5,000                5,071
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited
 Obligation Improvement Bonds:
 5.90% 2007                                                                                            1,425                1,482
 5.90% 2008                                                                                              995                1,033
San Diego Unified School Dist., 1999 G.O. Bonds (Election of 1998, Series A),
 Capital Appreciation Bonds, FGIC insured, 0% 2017                                                     3,000                1,500
City and County of San Francisco, AMT:
 Airport Commission, San Francisco International Airport, Second Series:
  Rev. Bonds, Issue 26A:
   AMBAC insured, 5.00% 2019                                                                           1,000                1,019
   FGIC insured:
    5.00% 2010                                                                                         1,915                2,087
    5.00% 2011                                                                                         2,030                2,207
    5.00% 2017                                                                                         2,000                2,066
  Rev. Ref. Bonds, Series 28A, MBIA insured:
   5.50% 2014                                                                                          1,000                1,108
   5.50% 2015                                                                                          1,500                1,649
 Redev. Agcy., Residential Fac. Rev. Bonds (Coventry Park Project),
 Series 1996A, 8.50% 2026                                                                              5,000                4,080
County of San Joaquin, Cert. of Part. (1993 General Hospital Project),
 6.625% 2020 (preref. 2003)                                                                            1,000                1,071
San Joaquin Hills Transportation Corridor Agcy.:
 Senior Lien Toll Road Rev. Bonds (Orange County) (escrowed to maturity):
  0% 2014                                                                                              4,000                2,507
  0% 2019                                                                                              4,150                1,926
  0% 2023                                                                                             14,900                5,335
 Junior Lien Toll Road Rev. Bonds, (Orange County), 0% 2011 (escrowed to maturity)                     1,500                1,114
 Toll Road Ref. Rev. Capital Appreciation Bonds, Series 1997A, MBIA insured, 0% 2020                   3,765                1,595
City of San Jose:
 G.O. Bonds:
  Libraries and Parks Project, Series 2001:
   5.00% 2019                                                                                          2,295                2,394
   5.10% 2024                                                                                          2,365                2,410
  Libraries, Parks and Public Safety Projects, Series 2002:
   5.00% 2017                                                                                          1,120                1,191
   5.00% 2020                                                                                          2,000                2,078
 Redev. Agcy., Multi-family Housing Rev. Bonds (GNMA Collateralized -
 The Miraido Village), Series 1997A, AMT:
  5.30% 2012                                                                                             810                  842
  5.65% 2022                                                                                           1,490                1,540
San Marcos Public Facs. Auth.:
 1989 Public Facs. Rev. Bonds (Community Facs. Dist. No. 88-1), 0% 2019
 (escrowed to maturity)                                                                                4,015                1,818
 2001 Public Improvement Ref. Bonds (Civic Center/Public Works Yard),
 Series A, MBIA insured, 5.00% 2017                                                                    1,665                1,778
 Ref. Rev. Bonds, Series 1998, 5.50% 2010                                                              3,980                4,208
San Mateo County Transit Dist., Limited Tax Bonds, Series 1997A, MBIA
 insured,  5.50% 2017                                                                                  2,500                2,859
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,
 MBIA insured, Series 1994A, 6.25% 2019                                                                1,000                1,218
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement
 Project), Series 1994A, AMBAC insured, 7.75% 2009                                                     2,200                2,870
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, Series 1997A
(Community Correctional Fac. Acquisition Project):
 5.50% 2006                                                                                            1,260                1,338
 5.95% 2011                                                                                            1,700                1,862
Southern California Home Fncg. Auth., Single-family Mortgage Rev.
 Bonds (GNMA and FNMA Mortgage-Backed Securities Program), Series 1992A, A                               440                  447
South Placer Wastewater Auth., Wastewater Rev. Bonds, Series A, FGIC insured, 5.00% 2019               2,510                2,621
South Tahoe Joint Powers Fncg. Auth.:
 Parking Rev. Bonds, Series A, 7.00% 2027                                                              3,500                3,532
 Ref. Rev. Bonds (South Tahoe Redev. Project Area No. 1), Series 1995B, 6.25% 2020                     3,250                3,357
 Subordinate Bond Anticipation Notes (South Tahoe Redev. Project Area No. 1):
  Series 1999A, 7.30% 2007                                                                             4,500                4,779
  Series 1999B, 7.30% 2007                                                                             1,000                1,062
City of Stockton, Mello-Roos Rev. Bonds, Community Facs. Dist. No. 90-2B
 (Brookside Estates), Series 1997A:
 5.95% 2010                                                                                            1,000                1,062
 6.20% 2015                                                                                            1,750                1,844
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
 Special Tax Ref. Bonds, Series 1998A, 5.25% 2008                                                        745                  777
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001A:
 6.00% 2022                                                                                            1,000                1,074
 5.50% 2031                                                                                            1,000                1,018
Community Facs. Dist. No. 97-1 of the Tustin Unified School Dist., Series 2000,
 Special Tax Bonds, 6.375% 2035 (preref. 2008)                                                         3,000                3,661
The Regents of the University of California, Rev. Bonds (Multiple Purpose Projects):
 Series K, 5.00% 2021                                                                                  1,000                1,021
 Series M, FGIC insured, 5.125% 2015                                                                   4,035                4,342
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loans Notes):
 Senior Lien:
  Series 1998A:
   5.20% 2009                                                                                            500                  531
   5.20% 2010                                                                                          1,000                1,053
   5.30% 2011                                                                                          2,000                2,103
  Series 1998C:
   5.50% 2005                                                                                          2,500                2,689
   5.50% 2008                                                                                          1,000                1,082
 Subordinate Lien, Series 1998D:
  5.50% 2003                                                                                           1,895                1,952
  6.00% 2004                                                                                           1,000                1,054
  6.00% 2006                                                                                           1,000                1,067
  5.75% 2013                                                                                           1,595                1,616
Washington Township Health Care Dist., Rev. Bonds, Series 1999:
 5.00% 2010                                                                                            1,210                1,306
 5.00% 2013                                                                                            1,100                1,152
 5.00% 2018                                                                                            2,750                2,802
 5.125% 2023                                                                                           1,000                  996
City of West Sacramento, Limited Obligation Ref. Improvement Bonds,
 Reassessment Dist. of 1998, 5.20% 2008                                                                  500                  518
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F:
 5.75% 2011                                                                                            1,540                1,602
 5.85% 2013                                                                                            1,725                1,784
Westerlands Water Dist., Rev. Cert. of Part., Series 2002A, MBIA
 insured, 5.25% 2016                                                                                   1,270                1,399
City of Whittier, Health Fac. Rev. Bonds (Presbyterian Intercommunity
 Hospital), Series 2002, 5.75% 2031                                                                    5,000                5,100
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold Golf Course
 Project), Series 2000, 7.50% 2030                                                                     5,500                5,614

                                                                                                                          561,665


                                                                                                   Principal               Market
                                                                                                      amount                value
Short-term securities  -  6.56%                                                                        (000)                (000)


2002 Rev. Anticipation Warrants, 2.50% 10/25/2002                                                      5,000                5,006
Health Facs. Fin. Auth.:
 Insured Rev. Bonds (Sutter/CHS), Variable Rate Bonds, Series 1996B,
 AMBAC insured, 1.75%, 2012 (1)                                                                        1,800                1,800
 Variable Rate Demand Rev. Bonds (Santa Barbara Cottage Hospital),
 Series 1985C, 1.40% 2015 (1)                                                                         1,000                1,000
Irvine Ranch Water Dist., Consolidated Series 1989, G.O. of Improvement
 Dist. Nos. 186, 188, 140 and 240, 1.75% 2015 (1)                                                     1,400                1,400
County of Los Angeles, Tax and Rev. Anticipation Notes, Series A, 3.00% 6/30/2003                      6,000                6,081
The Metropolitan Water Dist. of Southern California, Water Rev. Bonds: (1)
 2000 Authorization, Series B-1, 1.85% 2035                                                            4,600                4,600
 Series 2001B-1, 1.25% 2020                                                                            4,000                4,000
 Series 2001C-1, 1.75% 2036                                                                            5,000                5,000
Pollution Control Fin. Auth., Variable Rate Demand Solid Waste Disposal Rev. Bonds, AMT: (1)
 Republic Services, Inc. Project, Series 2002A, 1.30% 2032                                             3,000                3,000
 Taormina Industries, Inc. Project, Series 1994A, 1.20% 2014                                           2,000                2,000
Port of Oakland, Commercial Paper Notes, Series D, AMT, 1.25% 9/12/2002                                1,000                1,000
County of Sacramento, California, Tax and Rev. Anticipation Notes, Series A, 3.00% 8/1/2003            5,000                5,071

                                                                                                                           39,958

Total investment securities (cost: $572,747,000)                                                                          601,623
Excess of cash and receivables over payables                                                                                7,853

Net assets                                                                                                                609,476

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


See Notes to Financial Statements

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. =Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue


The Tax-Exempt Fund of California
Financial statements

Statement of assets and liabilities
at August 31, 2002              (dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market
  (cost: $572,747)                                                                                                         $601,623
 Cash                                                                                                                            32
 Receivables for:
  Sales of fund's shares                                                                      $1,577
  Interest                                                                                     7,744                          9,321
                                                                                                                            610,976
Liabilities:
 Payables for:
  Repurchases of fund's shares                                                                   263
  Dividends on fund's shares                                                                     745
  Investment advisory services                                                                   185
  Services provided by affiliates                                                                252
  Deferred Trustees' compensation                                                                 36
  Other fees and expenses                                                                         19                          1,500
Net assets at August 31, 2002                                                                                              $609,476

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                          $580,049
 Undistributed net investment income                                                                                            448
 Undistributed net realized gain                                                                                                103
 Net unrealized appreciation                                                                                                 28,876
Net assets at August 31, 2002                                                                                              $609,476

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                        Net assets               Shares outstanding      Net asset value per share
                                                                                                                                (1)
Class A                                                   $542,305                           32,792                            $17
Class B                                                     14,459                              874                          16.54
Class C                                                     21,028                            1,272                          16.54
Class F                                                      7,086                              428                          16.54
Class R-5                                                   24,598                            1,487                          16.54
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.18.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
                                                            (dollars in thousands)
 Income:
  Interest                                                                                                                  $26,065

 Fees and expenses:
  Investment advisory services                                                                $1,939
  Distribution services                                                                        1,434
  Transfer agent services                                                                         91
  Administrative services                                                                         27
  Reports to shareholders                                                                         55
  Registration statement and prospectus                                                           22
  Postage, stationery and supplies                                                                15
  Trustees' compensation                                                                          16
  Auditing and legal                                                                              52
  Custodian                                                                                       10
  State and local taxes                                                                           20
  Other                                                                                            3                          3,684
 Net investment income                                                                                                       22,381


Net realized gain and unrealized
 appreciation on investments:
 Net realized gain on investments                                                                                               281
 Net unrealized appreciation on investments                                                                                   2,646
  Net realized gain and
   unrealized appreciation on investments                                                                                     2,927
Net increase in net assets resulting
 from operations                                                                                                            $25,308







Statement of changes in net assets                                                       (dollars in                     thousands)

                                                                                          Year Ended
                                                                                           August 31
                                                                                               2,002                          2,001
Operations:
 Net investment income                                                                        22,381                         19,890
 Net realized gain on investments                                                                281                          1,941
 Net unrealized appreciation on investments                                                    2,646                         15,157
  Net increase in net assets
   resulting from operations                                                                  25,308                         36,988

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                                       (22,253)                       (20,218)
  Distributions from net realized gain
   on investments                                                                             (1,817)                        (1,355)
    Total dividends and distributions paid
     to shareholders                                                                         (24,070)                       (21,573)

Capital share transactions                                                                   129,376                         68,511

Total increase in net assets                                                                 130,614                         83,926

Net assets:
 Beginning of year                                                                           478,862                        394,936
 End of year (including
  undistributed net investment income: $448 and $361,
  respectively)                                                                             $609,476                       $478,862


See Notes to Financial Statements

Notes to Financial Statements

1.  Organization and significant accounting policies

Organization - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with the additional objective of preservation of capital.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
       Class A              Up to 3.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class B                 None           Declines from 5% to zero    Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class F                 None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class R-5                None                     None                          None

---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         On September 1, 2001, the fund began amortizing discount daily over the expected life of fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the fund on September 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.


2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2002, the cost of investment securities, for federal income tax purposes was $572,308,000.

During the year ended August 31, 2002, the fund reclassified $319,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                (dollars in
                                                                thousands)
Undistributed net investment income                                         $790
Undistributed long-term capital gains                                        103
Gross unrealized                                                          32,530
appreciation
Gross unrealized depreciation                                            (3,215)


The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002

                              Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                  $21,320                                 -
Class B                                                      289                                 -
Class C                                                      357                                 -
Class F                                                      153                                 -
Class R-5(1)                                                 134                                 -
Total                                                    $22,253                                 -

Year ended August 31, 2001
                              Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                  $20,095                              $560
Class B                                                       95                                 2
Class C(2)                                                    17                                 -
Class F(2)                                                    11                                 -
Total                                                    $20,218                              $562







                                Distributions from long-term capital gains  Total distributions paid
Share class
Class A                                                         $1,766                    $23,086
Class B                                                             21                        310
Class C                                                             23                        380
Class F                                                              7                        160
Class R-5(1)                                                         -                        134
Total                                                           $1,817                    $24,070

Year ended August 31, 2001
                                Distributions from long-term capital gains  Total distributions paid
Share class
Class A                                                           $790                    $21,445
Class B                                                              3                        100
Class C(2)                                                           -                         17
Class F(2)                                                           -                         11
Total                                                             $793                    $21,573



(1) Class R-5 shares were offered beginning July 15, 2002.
(2) Class C and Class F shares were offered beginning March 15, 2001.



3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.372% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $47,000.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services.






         Expenses under the agreements described above for the year ended August 31, 2002, were as follows (dollars in thousands):


         ----------------------------------------------------------------------
           Share class     Distribution    Transfer agent     Administrative
                             services         services           services
         ----------------------------------------------------------------------
             Class A          $1,237             $89          Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class B             82               2           Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class C            106           Included             $16
                                                 in
                                           administrative
                                              services
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
             Class F             9                                   7
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-5     Not applicable                            4
         ----------------------------------------------------------------------


Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

 4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                                  Sales (1)                 Reinvestments of dividends and distributions
                                                Amount          Shares    Amount           Shares
Class A                                       $161,712           9,936   $14,868              915
Class B                                         11,937             733       215               13
Class C                                         20,610           1,267       257               16
Class F                                          8,640             534       119                7
Class R-5(2)                                    24,377           1,487         1               -*
Total net increase (decrease) in fund         $227,276          13,957   $15,460              951

Year ended August 31, 2001
Share class                                  Sales (1)                 Reinvestments of dividends and distributions
                                                Amount          Shares     Amount           Shares
Class A                                       $122,799           7,606    $12,454              773
Class B                                          3,676             228         66                4
Class C(3)                                       3,521             217         11                1
Class F(3)                                       1,460              90         10                1
Total net increase (decrease) in fund         $131,456           8,141    $12,541              779




                                                  Repurchases (1)                        Net increase
                                               Amount          Shares              Amount      Shares
Class A                                     ($104,506)         (6,424)            $72,074       4,427
Class B                                        (2,171)           (133)              9,981         613
Class C                                        (3,484)           (213)             17,383       1,070
Class F                                        (3,199)           (198)              5,560         343
Class R-5(2)                                        -               -              24,378       1,487
Total net increase (decrease) in fund       ($113,360)         (6,968)           $129,376       7,940

Year ended August 31, 2001
Share class                                       Repurchases (1)                        Net increase
                                                Amount          Shares              Amount      Shares
Class A                                       ($74,644)         (4,633)            $60,609       3,746
Class B                                           (487)            (30)              3,255         202
Class C(3)                                        (253)            (16)              3,279         202
Class F(3)                                        (102)             (6)              1,368          85
Total net increase (decrease) in fund         ($75,486)         (4,685)            $68,511       4,235







*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class R-5 shares were offered beginning July 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


5. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $157,454,000 and $51,902,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $10,000 was offset by this reduction, rather than paid in cash.


Financial Highlights                     (1)

                                                                           Income from investment operations (2)
                                                                                                          Net
                                                         Net asset                              gains (losses)
                                                             value,                  Net         on securities         Total from
                                                          beginning            investment       (both realized          investment
                                                          of period                income      and unrealized)          operations
Class A:
 Year ended 8/31/2002                                        $16.56                 $0.70                $0.04               $0.74
 Year ended 8/31/2001                                         16.00                   0.74                0.63                 1.37
 Year ended 8/31/2000                                         15.72                   0.74                0.31                 1.05
 Year ended 8/31/1999                                         16.60                   0.74               (0.65)                0.09
 Year ended 8/31/1998                                         16.22                   0.79                0.47                 1.26
Class B:
 Year ended 8/31/2002                                         16.56                   0.58                0.04                 0.62
 Year ended 8/31/2001                                         16.00                   0.62                0.63                 1.25
 Period from 3/15/2000 to 8/31/2000                           15.38                   0.24                0.67                 0.91
Class C:
 Year ended 8/31/2002                                         16.56                   0.56                0.04                  0.6
 Period from 3/19/2001 to 8/31/2001                           16.27                   0.25                0.29                 0.54
Class F:
 Year ended 8/31/2002                                         16.56                   0.67                0.04                 0.71
 Period from 3/20/2001 to 8/31/2001                           16.27                   0.29                0.29                 0.58
Class R-5:
 Period from 7/15/2002 to 8/31/2002                           16.39                   0.09                0.15                 0.24



                                                                  Dividends and distributions

                                                         Dividends
                                                         (from net       Distributions                      Net asset
                                                        investment       (from capital             Total    value, end
                                                           income)              gains)     distributions     of period
Class A:
 Year ended 8/31/2002                                     ($0.70)             ($0.06)           ($0.76)       $16.54
 Year ended 8/31/2001                                      (0.76)              (0.05)            (0.81)         16.56
 Year ended 8/31/2000                                      (0.74)              (0.03)            (0.77)            16
 Year ended 8/31/1999                                      (0.74)              (0.23)            (0.97)         15.72
 Year ended 8/31/1998                                      (0.80)              (0.08)            (0.88)          16.6
Class B:
 Year ended 8/31/2002                                      (0.58)              (0.06)            (0.64)         16.54
 Year ended 8/31/2001                                      (0.64)              (0.05)            (0.69)         16.56
 Period from 3/15/2000 to 8/31/2000                        (0.29)                  -             (0.29)            16
Class C:
 Year ended 8/31/2002                                      (0.56)              (0.06)            (0.62)         16.54
 Period from 3/19/2001 to 8/31/2001                        (0.25)                  -             (0.25)         16.56
Class F:
 Year ended 8/31/2002                                      (0.67)              (0.06)            (0.73)         16.54
 Period from 3/20/2001 to 8/31/2001                        (0.29)                  -             (0.29)         16.56
Class R-5:
 Period from 7/15/2002 to 8/31/2002                        (0.09)                  -             (0.09)         16.54





                                                                                             Ratio of      Ratio of
                                                                           Net assets,        expenses    net income
                                                             Total       end of period      to average    to average
                                                         return (3)      (in millions)      net assets    net assets
 Class A:
  Year ended 8/31/2002                                      4.66%              $542            0.68%         4.34%
  Year ended 8/31/2001                                      8.83             470.00            0.69          4.62
  Year ended 8/31/2000                                      6.98             394.00            0.72          4.78
  Year ended 8/31/1999                                      0.47             379.00            0.70          4.55
  Year ended 8/31/1998                                      7.98             358.00            0.71          4.83
 Class B:
  Year ended 8/31/2002                                      3.88              14.00            1.42          3.53
  Year ended 8/31/2001                                      8.04               4.00            1.43          3.80
  Period from 3/15/2000 to 8/31/2000                        5.99               1.00            0.67          1.77
 Class C:
  Year ended 8/31/2002                                      3.73              21.00            1.55          3.37
  Period from 3/19/2001 to 8/31/2001                        3.34               3.00            0.73          1.55
 Class F:
  Year ended 8/31/2002                                      4.47               7.00            0.83          4.14
  Period from 3/20/2001 to 8/31/2001                        3.65               1.00            0.42          1.86
 Class R-5:
  Period from 7/15/2002 to 8/31/2002                        1.47              25.00            0.06          0.55









                                                                     Year ended August 31
                                                     2002                 2001                2000   1999                1998

Portfolio turnover rate for all classes of shares     11%                  27%                 42%    23%                 28%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year. (2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.


Independent Auditors' Report

To the Board of Trustees of The American Funds Tax-Exempt Series II and Shareholders of The Tax-Exempt Fund of California:

We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California (the "Fund"), including the investment portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITE & TOUCHE LLP

Los Angeles, California
October 1, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2002, the fund paid a long-term capital gain distribution of $1,817,000.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, 99.99% of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.